SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2002


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                         A.I. RECEIVABLES TRANSFER CORP.
                           (EXACT NAME OF REGISTRANT)

       DELAWARE                   333-57236                    22-3674608
       --------                   ---------                    ----------

(STATE OF INCORPORATION)        (COMMISSION FILE NO.)        (IRS EMPLOYER
                                                              IDENTIFICATION
                                                              NUMBER)

                                160 WATER STREET
                             NEW YORK, NY 10038-4922
                             -----------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 428-5400
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibit.

   Exhibit 99.1    --     Noteholder Report for AIG Credit Premium Finance
                          Master Trust dated November 15, 2002.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                               A.I. Receivables
Transfer Corp.


Date:  November 15, 2002                        By: /s/ Jeffrey Lesnoy
                                                   -----------------------------
                                                   Jeffrey Lesnoy
                                                   Authorized Signatory

                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------                           -----------
        99.1           --     Noteholder Report for AIG Credit Premium Finance
                              Master Trust dated November 15, 2002.